For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Small/Medium Co Growth Equity Investments
Advisor or Sub-Advisor: Palisade Capital Management LLC
1.	Issuer:  Commscope, Inc.  Common Stock Secondary Offering
2.	Date of Purchase: 5/21/2009	3.  Date offering commenced: 5/21/2009
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities, Inc. (10% Participant)
6.	Aggregate principal amount or number of shares purchased: 60,000 PCM
7.	Aggregate principal amount or total number of shares of offering:
        9,100,000 shares, 14,300 shares allocated to PACE Small/Medium Co Growth Equity Investments
8.	Purchase price (net of fees and expenses):  $22.00
9.	Initial public offering price:  $22.00
10.	Commission, spread or profit:  $0.56/share
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under      X
the Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than      X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and         X
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor           X
have been in continuous operations for not less than three
years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Judith C. Keilp			Date:  	7/20/2009
Print Name: Judith C. Keilp


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Large Co Value Equity Investments
Advisor or Sub-Advisor: Institutional Capital LLC
1.	Issuer:  Wells Fargo & Co.
2.	Date of Purchase: 5/8/2009	3.  Date offering commenced: 5/8/2009
4.	Underwriters from whom purchased:  JP Morgan
5.	Affiliated Underwriter managing or participating in syndicate: UBS
6.	Aggregate principal amount or number of shares purchased:  79,250
7.	Aggregate principal amount or total number of shares of offering:
        $341,000,000
8.	Purchase price (net of fees and expenses):  $22.00/Share
9.	Initial public offering price:  $22.00/Share
10.	Commission, spread or profit:  $0.2772
11.  Have the following conditions been satisfied?              YES      NO
a.	The securities are part of an issue registered under     X
the Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the      X
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than     X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.        X
e.    The commission, spread or profit was reasonable and fair   X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have     X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and    X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect         X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /sHolly A. Krebs			Date:  	5/11/2009
Print Name: Holly A. Krebs, Assistant Vice President


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Global Real Estate Securities Investments
Advisor or Sub-Advisor: Goldman Sachs Asset Management LP
1.	Issuer:  Hopson Development Holdings Limited
2.	Date of Purchase: 6/3/2009	3.  Date offering commenced: 6/3/2009
4.	Underwriters from whom purchased:  Deutsche Bank
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  358,000 shares
7.	Aggregate principal amount or total number of shares of offering:
        120,000,000 shares
8.	Purchase price (net of fees and expenses): HK$13.30
9.	Initial public offering price:  HK$13.30
10.	Commission, spread or profit:  N/A
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities sold in an offering exempt from            X
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.
b.    The securities are sold to person reasonably believed       X
to be qualified investment buyers (QIBs).
c.    The securities are reasonably believed to be eligible       X
for resale to other QIBs.
d.   The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering was terminated.
e.   The securities were purchased at a price not more than the   X
price paid by each other purchaser in the offering or any
concurrent offering.
f.    The underwriting was firm commitment underwriting.          X
g.   The commission, spread or profit was reasonable and          X
fair in relation to that being received by others for
underwriting similar securities during the same period.
h.   The issuer of the securities and any predecessor has been    X
in continuous operation for not less than three years.
i.    The amount of such securities purchased by the Fund         X
and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed
25% of the principal amount of the offering
j.     No Affiliated Underwriter benefited directly or            X
indirectly from the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /sColin Bell			Date:  	7/10/2009
Print Name: Colin Bell


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Advisor or Sub-Advisor: Goldman Sachs Asset Management LP
1.	Issuer:  Florida Gas Transmissions
2.	Date of Purchase: 4/29/2009	3.  Date offering commenced: 4/29/2009
4.	Underwriters from whom purchased:  BOA Securities LLC
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:
        350,000/$349,370 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        600,000,000/$598,920,000
8.	Purchase price (net of fees and expenses): $99.82
9.	Initial public offering price: $99.82
10.	Commission, spread or profit:  0.65%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities sold in an offering exempt from            X
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.
b.    The securities are sold to person reasonably believed to    X
be qualified investment buyers (QIBs).
c.    The securities are reasonably believed to be eligible for   X
resale to other QIBs.
d.   The securities were purchased prior to the end of the first  X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering was terminated.
e.   The securities were purchased at a price not more than the   X
price paid by each other purchaser in the offering or any
concurrent offering.
f.    The underwriting was firm commitment underwriting.          X
g.    The commission, spread or profit was reasonable and         X
fair in relation to that being received by others for
underwriting similar securities during the same period.
h.   The issuer of the securities and any predecessor has been    X
in continuous operation for not less than three years.
i.    The amount of such securities purchased by the Fund and     X
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering
j.     No Affiliated Underwriter benefited directly or            X
indirectly from the purchase.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /sSteve Goldman			Date:  	7/1/2009
Print Name: Steve Goldman


For period ending January 31, 2009			Exhibit 77(o)
File number 811-8764

FORM 10f-3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management LP
1.	Issuer:   Capital One Bank USA NA (Cusip: 140420MV9)
2.	Date of Purchase:  6/18/2009      3.  Date offering commenced:  6/18/2009
4.	Underwriter(s) from whom purchased:  Smith Barney
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:
        375,000/$374,857.50 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        1,500,000,000/$1,499,430,000
8.	Purchase price per unit or share (net of fees and expenses): $99.962
9.	Initial public offering price per unit or share: $99.962
10.	Commission, spread or profit: 0.45%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities sold in an offering exempt from            X
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.
b.    The securities are sold to person reasonably believed to    X
be qualified investment buyers (QIBs).
c.    The securities are reasonably believed to be eligible for   X
resale to other QIBs.
d.   The securities were purchased prior to the end of the first  X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering was terminated.
e.   The securities were purchased at a price not more than the   X
price paid by each other purchaser in the offering or any
concurrent offering.
f.    The underwriting was firm commitment underwriting.          X
g.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
h.   The issuer of the securities and any predecessor has been    X
in continuous operation for not less than three years.
i.    The amount of such securities purchased by the Fund and     X
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25%
of the principal amount of the offering
j.     No Affiliated Underwriter benefited directly or            X
indirectly from the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Steve Goldman			Date: 7/1/2009
Print Name: Steve Goldman



For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Citigroup Funding Inc. (CUSIP 17313YAB7)
2.	Date of Purchase: 4/30/2009	3.  Date offering commenced: 4/30/2009
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased: $7,200,000
7.	Aggregate principal amount or total number of shares of offering:
        $2,300,000,000
8.	Purchase price (net of fees and expenses): $99.971
9.	Initial public offering price:  $99.971
10.	Commission, spread or profit:  0.250%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under      X
the Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than      X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	5/18/2009
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  ConocoPhillips (CUSIP 20825CAT1)
2.	Date of Purchase: 5/18/2009	3.  Date offering commenced: 5/18/2009
4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $2,025,000
7.	Aggregate principal amount or total number of shares of offering:
        $1,500,000,000
8.	Purchase price (net of fees and expenses): $99.911
9.	Initial public offering price: $99.911
10.	Commission, spread or profit:  0.35%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	6/12/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Verizon Wireless Capital LLC (CUSIP 92344SAR1)
2.	Date of Purchase: 5/19/2009	3.  Date offering commenced: 5/19/2009
4.	Underwriters from whom purchased:  Goldman Sachs & Co.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $3,930,000
7.	Aggregate principal amount or total number of shares of offering:
        $2,750,000,000
8.	Purchase price (net of fees and expenses): $99.922
9.	Initial public offering price: $99.922
10.	Commission, spread or profit:  0.22%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than      X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	6/12/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer: Rabobank Nederland (CUSIP 749770AQ6)
2.	Date of Purchase: 5/29/2009	3.  Date offering commenced: 5/29/2009
4.	Underwriters from whom purchased:  Credit Suisse Securities (USA) LLC
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased: $300,000
7.	Aggregate principal amount or total number of shares of offering:
        $1,500,000,000
8.	Purchase price (net of fees and expenses):$100.000
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  0.01%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	6/12/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Merck (CUSIP 589331AP2)
2.	Date of Purchase: 6/22/2009	3.  Date offering commenced: 6/22/2009
4.	Underwriters from whom purchased:  JP Morgan Securities Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $1,325,000
7.	Aggregate principal amount or total number of shares of offering:
        $1,000,000,000
8.	Purchase price (net of fees and expenses): $99.598
9.	Initial public offering price: $99.598
10.	Commission, spread or profit:  0.35%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the first X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	6/12/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Global Real Estate Securities Investments
Advisor or Sub-Advisor: Goldman Sachs Asset Management LP
1.	Issuer:  Multiplan Empreendimentos
2.	Date of Purchase: 9/25/2009	3.  Date offering commenced: 9/25/2009
4.	Underwriters from whom purchased:  Credit Suisse
5.	Affiliated Underwriter managing or participating in syndicate: UBS Pactual,
        Credit Suisse, Morgan Stanley, HSBC, BB Investments
6.	Aggregate principal amount or number of shares purchased:  10,121 shares
7.	Aggregate principal amount or total number of shares of offering:
        R$636,740,000.00
8.	Purchase price (net of fees and expenses): R$26.5
9.	Initial public offering price:  R$26.5
10.	Commission, spread or profit:  N/A
11.  Have the following conditions been satisfied?                YES     NO
a.	The securities sold in an offering exempt from             X
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.
b.    The securities are sold to person reasonably believed to     X
be qualified investment buyers (QIBs).
c.    The securities are reasonably believed to be eligible for    X
resale to other QIBs.
d.   The securities were purchased prior to the end of the first   X
day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering was terminated.
e.   The securities were purchased at a price not more than the    X
price paid by each other purchaser in the offering or any
concurrent offering.
f.    The underwriting was firm commitment underwriting.           X
g.   The commission, spread or profit was reasonable and fair in   X
relation to that being received by others for underwriting similar securities during the same period.
h.   The issuer of the securities and any predecessor has been in  X continuous operation for not less than three years.
i.    The amount of such securities purchased by the Fund and all  X other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering
j.     No Affiliated Underwriter benefited directly or indirectly  X from the purchase.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /sColin Bell			Date:  	10/25/2009
Print Name: Colin Bell


 For period ending January 31, 2010		Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Citibank NA - TLGP (CUSIP 17314JAN3)
2.	Date of Purchase: 7/30/2009	3.  Date offering commenced: 7/30/2009
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $6,387,648
7.	Aggregate principal amount or total number of shares of offering:
        $2,500,000,000
8.	Purchase price (net of fees and expenses): $99.807
9.	Initial public offering price: $99.807
10.	Commission, spread or profit:  0.25%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than      X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	8/10/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Enterprise Products Operation LLC(CUSIP 29379VAG8)
2.	Date of Purchase: 9/24/2009	3.  Date offering commenced: 9/24/2009
4.	Underwriters from whom purchased:  JP Morgan Securities Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $550,000
7.	Aggregate principal amount or total number of shares of offering:
        $6,000,000,000
8.	Purchase price (net of fees and expenses): $99.386
9.	Initial public offering price: $99.386
10.	Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	11/7/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
FORM 10f-3
Eligible Foreign Offering
FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Advisor or Subadvisor:  Wellington Management Company, LLP
1.	Issuer:  Adani Power Limited
2.	Date of Purchase: 8/13/2009	3.  Date offering commenced: 8/13/2009
4.	Underwriters from whom purchased:  DSP Merrill Lynch Limited
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities India Private Ltd.
6.	Aggregate principal amount or number of shares purchased:
        5,777 shares (for this fund)
7.	Aggregate principal amount or total number of shares of offering:
        354,509,381 shares
8.	Purchase price (net of fees and expenses): INR 100.00/share
9.	Initial public offering price:  INR 100.00/share
10.	Commission, spread or profit:  1.400%
11.  Have the following conditions been satisfied?               YES     NO
a.	The offering is subject to regulation by a foreign        X
financial regulatory authority.
b.    The securities are offered at a fixed price to all          X
purchasers in the offering (except for any rights that are
required by law to be granted to existing security holders).
c.    Financial statements of the issuer, prepared and audited    X
in accordance with the standards of the appropriate foreign
financial regulatory authority, for the two years prior to
offering, are made available to prospective purchasers.
d.   The issuer is a foreign government, foreign national or      X
entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting       X
company in the U.S. and has made all required filings during the past 12 months.
f.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
g.   The securities were purchased at a price not more than the   X
priced paid by each other purchaser in the offering or any
concurrent offering (except for any rights or purchase required by law to be granted to existing security holders).
h.   The underwriting was a firm commitment underwriting.         X
i.    The commission, spread or profit was reasonable and fair    X
in relation to that being recived by others for underwriting similar securities during the same period
j.    The issuer of the securities and any predecessor have been  X in continuous operation for not less than three years.
k.   The amount of such securities purchased by the Fund and      X
all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
l. No Affiliated Underwriter benefited directly or indirectly X form the purchase.

*Wellington portion only.
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Karen J. DeNinno			Date:  	9/25/2009
Print Name: Karen J. DeNinno


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  Citicorp Funding - TLGP(CUSIP 17314JAT0)
2.	Date of Purchase: 10/20/2009	3.  Date offering commenced: 10/20/2009
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $2,790,000
7.	Aggregate principal amount or total number of shares of offering:
        $2,500,000,000
8.	Purchase price (net of fees and expenses): $99.689
9.	Initial public offering price: $99.689
10.	Commission, spread or profit:  0.300%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the first X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than      X
the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	11/9/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Municipal Fixed Income Investments
Advisor or Subadvisor: Standish Mellon Asset Management
1.	Issuer:  State of California (CUSIP 13063BAK8)
2.	Date of Purchase: 10/9/2009	3.  Date offering commenced: 10/9/2009
4.	Underwriters from whom purchased: Citigroup Global
5.	Affiliated Underwriter managing or participating in syndicate:
        BNY Mellon Capital Markets, LLC
6.	Aggregate principal amount or number of shares purchased: $1,000,000
7.	Aggregate principal amount or total number of shares of offering:
        $1,313,090,000
8.	Purchase price (net of fees and expenses): $107.797
9.	Initial public offering price: $107.797
10.	Commission, spread or profit:  0.525%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are municipal securities as defined by     X
Section 3(a)(29) of the Securities Exchange Act of 1934.
b.   The securities were purchased prior to the end of the first  X day on which any sales are made.
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer has received an investment grade rating from a  X nationally recognized statistical rating organization or, if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Dan Rabasco		Date:  	11/6/2009
Print Name: Dan Rabasco


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Municipal Fixed Income Investments
Advisor or Subadvisor: Standish Mellon Asset Management
1.	Issuer:  State of California (CUSIP 13067JXT7)
2.	Date of Purchase: 10/30/2009	3.  Date offering commenced: 10/30/2009
4.	Underwriters from whom purchased: Barclays Capital
5.	Affiliated Underwriter managing or participating in syndicate:
        BNY Mellon Capital Markets, LLC
6.	Aggregate principal amount or number of shares purchased: 3,000,000
7.	Aggregate principal amount or total number of shares of offering:
        3,455,230,000
8.	Purchase price (net of fees and expenses): $102.691
9.	Initial public offering price: $102.691
10.	Commission, spread or profit:  0.625%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are municipal securities as defined by     X
Section 3(a)(29) of the Securities Exchange Act of 1934.
b.   The securities were purchased prior to the end of the first  X day on which any sales are made.
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer has received an investment grade rating from a  X nationally recognized statistical rating organization or, if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Dan Rabasco		Date:  	11/6/2009
Print Name: Dan Rabasco


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  CISCO Systems (CUSIP 17275RAH5)
2.	Date of Purchase: 11/9/2009	3.  Date offering commenced: 11/9/2009
4.	Underwriters from whom purchased:  Barclays Capital Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $1,700,000
7.	Aggregate principal amount or total number of shares of offering:
        $2,500,000,000
8.	Purchase price (net of fees and expenses): $99.852
9.	Initial public offering price: $99.852
10.	Commission, spread or profit:  0.4500%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the first X day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have      X
been in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and     X
all investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	12/10/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
UBS PACE SELECT ADVISORS TRUST:
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
BLACKROCK FINANCIAL MANAGEMENT, INC.
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  International Paper Co. (CUSIP 460146CF8)
2.	Date of Purchase: 11/30/2009	3.  Date offering commenced: 11/30/2009
4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: $825,000
7.	Aggregate principal amount or total number of shares of offering:
        $750,000,000
8.	Purchase price (net of fees and expenses): $99.741
9.	Initial public offering price: $99.741
10.	Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?               YES     NO
a.	The securities are part of an issue registered under the  X
Securities Act of 1933 that is being offered to the public.
b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the  X price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.         X
e.    The commission, spread or profit was reasonable and fair    X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have been X in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and all X investment companies advised by UBS Global AM or the Funds
Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan			Date:  	12/10/2009
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
ADVISER OR SUB-ADVISER: Goldman Sachs Management LP
1.	Issuer:  Transatlantic Holdings (CUSIP 893521AB0)
2.	Date of Purchase: 11/18/2009	3.  Date offering commenced: 11/18/2009
4.	Underwriters from whom purchased:  Wachovia Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:
        175,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        350,000,000
8.	Purchase price (net of fees and expenses): $97.234
9.	Initial public offering price: $97.234
10.	Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?                YES     NO
a.	The securities are part of an issue registered under the   X
Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the offering terminated).
c.    The securities were purchased at a price not more than the   X
price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.          X
e.    The commission, spread or profit was reasonable and fair     X
in relation to that being received by others for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor have been  X in continuous operations for not less than three years.
g.    The amount of such securities purchased by the Fund and all  X other accounts over which the Adviser (or Sub-Adviser, if
applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Michael Goosay			Date:  	11/13/2009
Print Name: Michael Goosay


For period ending January 31, 2010			Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
ADVISER OR SUB-ADVISER: Goldman Sachs Management LP
1.	Issuer:  State of Qatar (CUSIP 74727PAK7)
2.	Date of Purchase: 11/17/2009	3.  Date offering commenced: 11/17/2009
4.	Underwriters from whom purchased:  Barclays Capital
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:
        1,200,000 by the Fund
7.	Aggregate principal amount or total number of shares of offering:
        2,500,000,000
8.	Purchase price (net of fees and expenses): $99.758
9.	Initial public offering price: $99.758
10.	Commission, spread or profit:  0.125%
11.  Have the following conditions been satisfied?                YES     NO
a.	The securities sold in an offering exempt from             X
registration under Section 4(2) of the Securities Act of 1933,
Rule 144A or Regulation D.
b.    The securities are sold to person reasonably believed to     X
be qualified investment buyers (QIBs).
c.    The securities are reasonably believed to be eligible for    X
resale to other QIBs.
d.   The securities were purchased prior to the end of the first   X
day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering was terminated.
e.   The securities were purchased at a price not more than the    X
price paid by each other purchaser in the offering or any
concurrent offering.
f.    The underwriting was firm commitment underwriting.           X
g.   The commission, spread or profit was reasonable and fair in   X
relation to that being received by others for underwriting similar securities during the same period.
h. The issuer of the securities and any predecessor has been in X continuous operation for not less than three years.
i. The amount of such securities purchased by the Fund and all X other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering
j. No Affiliated Underwriter benefited directly or indirectly X from the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Michael Goosay			Date:  	1/15/2010
Print Name: Michael Goosay